UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-445603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

701 Market, Suite 113, St. Augustine, FL	32095
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (904) 824-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Creative Learning Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, dated March 13, 2015 and filed on March 19, 2015, solely for the purpose of revising (i) the amounts paid in the related party transactions and the anticipated effects of the restatement disclosed in the original Form 8-K on the Company’s balance sheet, statement of income and cash flow for the fiscal year as of and ended September 30, 2014, and (ii) the date by which the Company anticipates filing a second amended Form 10-K for the fiscal year ended September 30, 2014. The Company now anticipates filing the second amended Form 10-K for the fiscal year ended September 30, 2014 on or about March 31, 2015.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 13, 2015, the Board of Directors of the Company, based on the recommendation of management, and after discussion with the Company’s independent registered public accounting firm, Hartley Moore Accountancy Corporation (“Hartley Moore”), determined that the Company’s consolidated financial statements for the fiscal year ended September 30, 2014 should no longer be relied upon because of the related party transaction disclosure issue discussed below. Similarly, Hartley Moore’s report on the consolidated financial statements and any stockholder communications describing the Company’s consolidated financial statements for the fiscal year ended September 30, 2014 should no longer be relied upon.

In connection with our internal review of the Company’s internal control over financial reporting and after discussions with the Hartley Moore, management of the Company determined that the Company had not properly identified and presented certain related party transactions in the consolidated financial statements for the fiscal year ended September 30, 2014. In particular, management determined that the following unidentified related party transactions should have been disclosed in the notes to the consolidated financial statements:

	Commissions and Consulting
	Fiscal Years Ending September 30
Related Party	2014	2013
Bottom Line Group(1)	209,284	157,634
Jeffrey Ball(2)	128,393	98,564

________________________

(1) Bottom Line Group is owned by Jeff Pappas, a brother to Brian Pappas, the Company’s Chief Executive Officer (payments include commissions, consulting, and business expense reimbursement).
(2) Jeffrey Ball is related to Brian Pappas as son-in-law (payments include commissions, consulting and business expense reimbursement).

2

The effects of the restatement regarding the disclosure of previously unidentified related party transactions on the Company's balance sheet, statement of income and cash flow for the year as of and ended 9/30/14 are as follows:

Balance Sheet as of September 30, 2014
	As Previously	Effect of	As
	Reported	Restatement	Restated
Accounts Payable: Related parties	$-	$42,234	$42,234
Accounts Payable: Third party	$534,932	$(42,234)	$492,698

Consolidated Statement of Income For the Fiscal Year Ended September 30, 2014

	As Previously	Effect of	As
	Reported	Restatement	Restated
Franchise consulting and commissions: Related Parties	$616,061	$201,305	$817,366
Franchise consulting and commissions: Other	$1,698,359	$(201,305)	$1,497,054

Consolidated Statement of Cash Flows For the Fiscal Year Ended September 30, 2014

	As Previously	Effect of	As
	Reported	Restatement	Restated
Accounts payable - Related parties	$(5,690)	$42,234	$36,544
Accounts payable - Third parties	$358,269	$(42,234)	$316,035

Accordingly, the Company will restate its historical financial results to disclose these related party transactions. The restatement has no impact on the Company’s previously issued financial statements other than to add disclosure of the related party transactions and reclassify these related party amounts to the related party financial statement captions.

The Company currently anticipates filing a second amended Form 10-K for the fiscal year ended September 30, 2014 on or about March 31, 2015.  As disclosed in the first amendment to the Form 10-K filed on February 2, 2015, the Company’s management has determined that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective as of September 30, 2014.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE LEARNING CORPORATION

Date: March 23, 2015	By	/s/ Brian Pappas
Brian Pappas, Chief Executive Officer

 4